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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion of our report dated January 31, 2000 in this Form 8-K which is incorporated by reference in the Registration Statement File No. 333-74145.




Washington, DC                                       /s/ ARTHUR ANDERSEN LLP
January 31, 2000